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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 6, 2000



                          CENTER STAR GOLD MINES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                     NEVADA

                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-29804                                  82-0255758
        (COMMISSION FILE NUMBER)               (IRS EMPLOYER IDENTIFICATION NO.)


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                              201 EAST MAIN STREET
                               BRADY, TEXAS 78625
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (915) 792-8400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On March 13, 2000, the Board of Directors of Center Star Gold Mines, Inc. (the "Company") approved by Written Consent the (i) engagement of King Griffin & Adamson P.C. as the principal independent accountants for the Company, and (ii) dismissal of Schvaneveldt and Company as principal independent accountants for the Company.

         In connection with the audit of the Company's financial statements for the periods ended December 31, 1996 and December 31, 1997 and the interim financial statements for the period ended September 30, 1998, there were no disagreements with Schvaneveldt and Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of disagreement.

         During the Registrant's two most recent fiscal years ended December 31, 1999, the Registrant did not consult with King Griffin & Adamson P.C. regarding any matters or events set forth in item 304 (a) (2) (i) and (ii) of Regulation S-B. A letter from Schvaneveldt and Company will be filed with an amended Form 8-K.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CENTER STAR GOLD MINES, INC.
                                    (Registrant)







Date:  March 13, 2000               By:  /s/ M. Robert Rice
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                                        M. Robert Rice, Chief Executive Officer